IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

INTREPID CAPITAL MANAGEMENT FUNDS TRUST

Intrepid All Cap Fund

Supplement Dated January 31, 2013
To the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) dated January 31, 2013

On January 28, 2013, the Board of Trustees of Intrepid Capital Management Funds Trust, based on the recommendation of Intrepid Capital Management, Inc., the adviser to the Intrepid All Cap Fund, approved a change in the name and principal investment strategies of the Intrepid All Cap Fund to Intrepid Disciplined Value Fund (the “Fund”). In connection with this name change, the Board also approved the removal of the Fund’s non-fundamental investment policy requiring that the Fund invest at least 80% of its net assets in equity securities of companies of any size capitalization. Otherwise, the principal investment strategies of the Fund remain unchanged, as do the “Principal Risks” of the Fund.

The changes to the Fund’s name and principal investment strategies will become effective on April 1, 2013. Accordingly, effective April 1, 2013 all references to “Intrepid All Cap Fund” in the Prospectus, Summary Prospectus and SAI are hereby replaced with “Intrepid Disciplined Value Fund.”

To reflect changes in the principal investment strategies of the Fund, the information under the heading “Principal Investment Strategies” on page 17 of the Prospectus is deleted and replaced with the following effective April 1, 2013:

Principal Investment Strategies: Under normal conditions, the Fund invests in equity securities of companies of any size capitalization. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible preferred stocks, warrants and foreign securities, which include American Depositary Receipts (“ADRs”). The Fund invests in undervalued equity securities and believes an equity security is undervalued if the market value of the outstanding equity security is less than the intrinsic value of the company issuing the equity security. The Fund seeks to invest in equity securities whose future prospects are misunderstood or not fully recognized by the market.  The Fund considers the intrinsic value of a company to be the present value of a company’s expected future stream of free cash flows discounted by an appropriate discount rate.  After estimating the intrinsic value of a company, the Fund adjusts for debt, cash, and other potential capital (such as minority interest) on the company’s balance sheet.  The Fund then makes buy/sell decisions by comparing a company’s market value with its intrinsic value estimates.  The Fund seeks to invest in internally financed companies generating cash in excess of their business needs, with predictable revenue streams, and in industries with high barriers to entry.  In determining the presence of these factors, the Fund’s investment adviser reviews periodic reports filed with the Securities and Exchange Commission as well as industry publications.

In certain market conditions, the Adviser may determine that it is appropriate for the Fund to hold a significant cash position for an extended period of time. The Fund expects that it may maintain substantial cash positions when the Adviser determines that such cash holdings, given the risks the Adviser believes to be present in the market, are more beneficial to shareholders than investment in additional equity securities.

Effective April 1, 2013, the reference to the Fund in the third paragraph of the Prospectus section entitled “More Information about the Funds’ Investment Strategies, Principal Risks and Disclosure of Portfolio Holdings – Investment Objective” is hereby deleted.

Please keep this Supplement with your records.